UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

AUGUST 6, 2009

Date of Report (date of Earliest Event Reported)

Zoom Technologies, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-18672	51-0448969
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

207 South Street, Boston, MA 02111

(Address of principal executive offices and zip code)

(617) 423-1072

 (Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01

Other Events.

Attached as Exhibit 99.1 is the press release issued by Zoom Technologies, Inc. (“Zoom”) on August 6, 2009 in connection with the filing by Zoom of its definitive proxy statement related to the acquisition of Gold Lion Holding Limited.

Item 9.01

Financial Statement and Exhibits.

(a)    Not applicable

(b)    Not applicable.

(c)    Not applicable.

(d)    Exhibits.

99.1	Press release of Zoom Technologies, Inc. dated August 6, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zoom Technologies, Inc.

By:	/s/ FRANK MANNING
Frank Manning President & Chief Executive Officer

Date:  August 6, 2009